HighMark Funds

Supplement dated February 17, 2010

To Statement of Additional Information dated December 1, 2009 (“SAI”)

This Supplement provides new and additional information beyond the information already contained in the SAI and should be read in conjunction with the SAI.

The second and third paragraphs in the subsection “Portfolio Transactions” on pages 112-113, under the section “MANAGEMENT OF HIGHMARK FUNDS” are replaced in their entirety with the following:

Allocation of transactions, including their frequency, to various dealers is determined by the Adviser or the sub-advisers in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokerage will at times be allocated to firms, including affiliated brokers such as Morgan Stanley & Co., that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by the Adviser or the sub-advisers and does not reduce the advisory fees payable to the Adviser by HighMark Funds. Such information may be useful to the Adviser or the sub-advisers in serving both HighMark Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser or sub-advisers in carrying out their obligations to HighMark Funds.

To the extent permitted by applicable rules and regulations, as mentioned above, the Adviser or sub-advisers may execute portfolio transactions through, and pay brokerage fees to, one or more affiliates of the Adviser or the sub-advisers. As contemplated by Rule 17e-1 under the 1940 Act, the Funds have adopted procedures that provide that commissions paid to such affiliates must be fair and reasonable compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board of Trustees will review reports of such affiliated brokerage transactions in connection with the foregoing standard. HighMark Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with, UB, or its affiliates, and will not give preference to correspondents of UB with respect to such securities, savings deposits, repurchase agreements and reverse repurchase agreements.

HMK-SK-088-0100